Performance Commentary | 4th Quarter 2021

Chang Suh, CFA, CEO and CIO

Michael Cook, CFA, FRM, Chief Portfolio Manager

January 24, 2022

Highlights

●	At year-end, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Bloomberg Barclays US Aggregate Bond Index (Barclays Aggregate or Benchmark) by 81 and 50 basis points (bps) on a gross and net of fees basis respectively, despite one of the most challenging fixed income environments in nearly a decade. For 2021, the HIT generated a gross return of -0.73% and net return of -1.04%, compared to the Benchmark’s -1.54%.[1]

●	On a credit equivalent basis, HIT gross 2021 returns exceeded the AAA component of the Barclays Aggregate (AAA Index) by 102 bps for the year.

●	The HIT’s strong relative 2021 performance was primarily driven by the HIT’s specialization in and overweight to government/agency-insured multifamily mortgage-backed securities (MBS) that provide investors with diversification away from Treasuries – the worst performing investment grade sector. The HIT’s interest rate risk-positioning relative to the Benchmark also benefitted returns in a rising interest rate environment.

●	In the fourth quarter, the HIT delivered a gross return of -0.07% and net return of -0.16% compared to 0.01% for the Barclays Aggregate and -0.08% for the AAA Index. HIT’s performance slightly trailed the Benchmark as Treasuries outperformed all spread-assets – especially long-term Treasuries. The HIT is strategically underweight Treasuries, which comprised 39% of the Benchmark.

●	The HIT finished 2021 with its best year on record for dollars committed to directly-sourced impact investments with $653 million to 16 projects, including $138.6 million to four construction/substantial rehabilitation projects during the fourth quarter. As of December 31, 41 projects receiving HIT financing were under construction. These construction investments enhance the fundamental value of the portfolio by boosting yield while also generating union construction jobs and housing.

●	Stocks and risk assets may be challenged as the Federal Reserve reduces monetary policy accommodation. Inflation throughout the economy is projected to remain high given the continued supply chain constraints and robust consumer demand as wages and jobs improve. As such, many economists have lowered their global GDP forecasts in light of higher price pressures and the pandemic. However, growth is expected to remain positive.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2021 Q4 Portfolio Commentary

●	In the fourth quarter, the HIT obtained the authority to invest up to 5% of the notional value of its assets in US Treasury futures contracts. Looking ahead, this will provide the HIT with an additional tool to efficiently manage the effective duration of its portfolio. See “The Yield Curve – Treasuries“ below.

4th Quarter Performance

Total Returns vs. Benchmark and AAA Index

As of December 31, 2021

The AAA Index represents the AAA Component of the Bloomberg Barclays US Aggregate Bond Index.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The HIT delivered competitive returns to close out a successful year in a challenging environment for fixed income given the macro economic backdrop of growth with high inflation, reduction in monteary policy accomodation, and raging COVID variants. The gross total return for the HIT finished at -0.07% and net return at -0.16% for the quarter, lagging the Barclays Aggregate’s 0.01% return. On a credit equivalent basis, HIT returns slightly outperformed the AAA Index which returned -0.08% for the quarter.

The HIT’s relative performance benefitted from the portfolio’s high credit quality, premium coupon FHA-insured construction and its specialization in permanent multifamily securities which performed well in the current environment as spreads tightened to Treasuries driven by strong market demand. Adding to relative performance and despite the robust risk sentiment in equity valuations, corporate credit ended the quarter with the worst performance relative to Treasuries of any sector in the Benchmark. Moreover, given the current interest rate environment, the HIT’s short relative duration position and overweight to adjustable-rate securities contributed positively to relative performance. However, the HIT’s underweight to Treasuries and structural overweight to spread products, which generally trailed Treasuries as swap spreads widened, weighted on relative returns.

2021 Q4 Portfolio Commentary

Positive contributions to HIT’s 4th quarter relative performance vs. Barclays Aggregate included:

●	The HIT portfolio’s ongoing yield advantage over the Barclays Aggregate.

●	Performance by some agency multifamily MBS in the HIT’s portfolio as nominal spreads to Treasuries tightened. Spreads for Ginnie Mae construction/permanent loan certificates (CLC) tightened to Treasuries by approximately 7 bps and the FHA/Ginnie Mae permanent loan certificates (PLC) tightened by 6.5 bps. The HIT had an average allocation of 8.3% of its portfolio in fixed-rate single-asset CLCs and 10.2% to PLCs while the Benchmark has none.

●	The portfolio’s underweight to corporate bonds, the worst performing major asset class in the Barclays Aggregate on an excess return basis. Corporates produced an excess return of -29 bps for the fourth quarter of 2021. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 25.9% during the quarter.

●	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the second worst performing major asset class in the Benchmark on an excess return basis with a -26-bps excess return for the quarter. During the quarter, the portfolio had an average allocation to the sector of 11.2% compared to 27.4% for the Barclays Aggregate.

●	The portfolio’s short relative duration versus the Benchmark as rates sold off across most of the curve. See “The Yield Curve – Treasuries“ below.

Negative impacts to HIT’s 4th quarter relative performance included:

●	The portfolio’s underweight to Treasuries, the best performing major asset class in the Benchmark on an excess return basis for the quarter. During the quarter, the portfolio had an average allocation to the sector of 5.3% compared to 38.9% for the Barclays Aggregate.

●	Performance by some agency multifamily MBS in the HIT’s portfolio as spreads widened to Treasuries in the fourth quarter. Fannie Mae Delegated Underwriting and Servicing (DUS) security spreads widened on longer maturity fixed-rate structures, with the benchmark 10/9.5s widening by approximately 12 bps. The HIT had 24.0% in fixed-rate single-asset DUS securities of various structures on average during the quarter, while there were no such securities in the Barclays Aggregate.

●	The portfolio’s overweight to spread assets as spreads widened during the fourth quarter of 2021. Two-, 5-, 7-, and 10-year spreads widened by approximately 10, 1, 2 and 5 bps, respectively.

Fundamentals December 31, 2021	HIT	Barclays	AAA Index		HIT	Barclays	AAA Index
CREDIT PROFILE				YIELD
US Government/Agency/AAA/Cash	91.3%	71.7%	100.0%	Current Yield	2.47%	2.34%	1.96%
				Yield to Worst	1.94%	1.72%	1.53%
INTEREST RATE RISK				CALL RISK
Effective Duration	6.02	6.41	6.08	Call Protected	81%	73%	62%

Market Overview

Heading into the fourth quarter, the US economy was on pace to experience record-breaking GDP growth emerging from the COVID-19 pandemic. However, the Omicron variant, rising inflation, and supply chain challenges slowed progress. Nonetheless, 2021 real US GDP is projected to be 5.5% – the highest annual increase since 1984. Fourth quarter GDP is expected to come in around 5.3% and the Federal Reserve’s growth forecast for 2022 is 4.0%.

2021 Q4 Portfolio Commentary

CPI Inflation ended 2021 at 7.0% annualized, the highest annual increase since 1982. The Federal Reserve projects inflation will ease from its current level in 2022 as supply chain disruptions correct themself. As expected, the Federal Reserve began to taper its monthly asset purchases during the quarter and announced an increased pace of tapering at its December meeting, based on the country’s sustained economic recovery.

S&P 500 vs 10yr UST Source: Bloomberg	Fixed income and equity market performance diverged throughout the quarter. Fixed income total returns struggled as the rate curve bear flattened driven by the hawkish Federal Reserve. Equity market valuations continued their unrelenting path higher unfazed by the economic challenges, based on the expectation that the Federal Reserve can combat unwanted inflation without jeopardizing economic growth.

The Yield Curve - Treasuries

The yield curve flattened dramatically in the fourth quarter as long-term interest rates decreased while short-term rates increased. Higher inflation and growth drove a hawkish shift in tone from the Federal Reserve, which resulted in a repricing of future rate expectations. The Fed increased its forecast to six rate hikes through 2023 from three and a half previously. The market mainly agrees and is pricing in seven rate hikes over that same time span.

●	The 10- and 30-year US Treasury bonds closed the fourth quarter at 1.51% and 1.90%, respectively. During the quarter, the 2-, 5-, and 10-year rates increased by 46, 30, and 2 bps respectively, while the 30-year rate decreased by 14 bps.

●

The Federal Reserve’s balance sheet continues to reach new record levels and now stands at $8.8 trillion or 38% of US GDP. However, the Fed has tapered their monthly asset purchases and will only buy $40 billion in Treasuries and $20 billion in MBS (net) over the next month. Their current taper pace is a $20 billion reduction in Treasury purchases per month and a $10 billion reduction in MBS purchases (net) per month, which puts them on schedule to endasset purchases by mid-March. Asset purchases were originally set to conclude later in 2022, however the FOMC cited higher inflation and accelerated economic recovery as reasons to increase their pace of tapering.

Yield Curve Source: Bloomberg

2021 Q4 Portfolio Commentary

●	For the first time in more than five years, the US Treasury plans to scale back its debt issuance in 2022, driven by decreased pandemic-related fiscal spending. This should largely offset the reduction in Federal Reserve asset purchases.

●	Mirroring a hawkish FOMC and flattening US yield curve, global central bank policy also skewed hawkish in the fourth quarter to combat inflation pressures. This resulted in the developed markets sovereign yield curve flattening.

In the fourth quarter, the HIT obtained the authority to invest in US Treasury futures contracts as an additional tool to efficiently manage the effective duration of its portfolio. The HIT’s portfolio strategy of managing its duration within the range of +/- 0.5 years relative to the Benchmark is unchanged. Use of US Treasury futures contracts is intended to allow the HIT to more efficiently participate in construction-related impact investments and optimize portfolio allocation while maintaining its desired level of portfolio duration. Additional information about the HIT’s use of US Treasury futures is set forth in the HIT’s registration statement. It expects to begin exercising this authority in the months ahead. The authority limits HIT’s portfolio exposure to 5% of the notional value of its assets.

Investment Grade Spreads: Multifamily

Agency multifamily performance was mixed in the fourth quarter, as FHA/Ginnie Mae multifamily spreads benefitted from robust demand, but a flattening yield curve and increased issuance levels resulted in widened conventional GSE spreads. Overall, the fourth quarter capped off a strong 2021 for multifamily MBS performance, especially premium coupon bonds with greater investor demand in the higher rate environment.

●	Conventional GSE multifamily securities (the majority of which have 10+ year terms) experienced some softening in spread to Treasuries as long-term interest rates rallied throughout the quarter. This increased market supply as borrowers rushed to lock in lower rates and originators pushed to lock in commitments before year-end, which in turn pushed spreads wider.

●	FHA-insured multifamily permanent and construction-related MBS experienced tightening in nominal spread performance during the quarter. FHA-insured construction-related MBS spreads remained attractive, as most other spread markets were near historic valuations. Construction-related securities continue to offer the widest yield spread of any agency MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.	Historical Multifamily Spreads December2018 - December 2021 Source: HIT, Securities Dealers and BarclaysLive

2021 Q4 Portfolio Commentary

●	Total agency multifamily issuance for 2021 set another annual record, coming in at $206 billion versus the previous 2020 annual record of $198 billion.

●	2022 multifamily loan purchase caps for Fannie Mae and Freddie Mac will be $78 billion for each Enterprise. The 2022 caps, which increased from $70 billion for each Enterprise in 2021, are based on FHFA‘s projections of the overall growth of the multifamily originations market. To ensure a focus on affordable housing and traditionally underserved markets, FHFA will require that at least 50% of the Enterprises‘ multifamily business be affordable housing. FHFA will also require at least 25% of the Enterprises‘ multifamily business be affordable to residents at or below 60 percent of area median income, up from 20% in 2021.

●	The fundamental performance of the HIT portfolio remained strong with only 0.05% of its assets 60+ days delinquent and zero loans in forbearance. Approximately 89% of HIT’s portfolio is backed by federally insured loans or have other federal guarantees.

Market Outlook

Capital markets face tremendous uncertainty, with reduced monetary stimulus likely and elevated risk asset prices in the market. Inflation is expected to moderate toward the Fed’s goal of an average of 2% over time, but forecasts for 2022 remain quite high. Interest rates may remain volatile given the upcoming end to FOMC monthly asset purchases along with expected interest rate hikes. But given the demand for Treasury yields from foreign sovereign investors as negative nominal rates predominate worldwide, longer term support will likely keep interest rates low.

The HIT is well-positioned relative to other fixed income strategies to withstand potential financial market and economic volatility with its fundamentally strong portfolio of high credit quality assets providing capital preservation, attractive risk-adjusted income, and diversification from riskier corporate credit. Its yield advantage and continued cost control measures are expected to benefit returns going forward as the HIT continues to manage the portfolio with less interest rate risk and an overweight in adjustable-rate securities relative to the Benchmark.

Housing affordability remains severely challenged for a significant number of households and rental demand is increasing. The national affordable and workforce housing supply shortage will continue to spur development and provide opportunities for the HIT. The HIT’s competitive advantage is its ability to offer multiple financing structures for both construction and permanent loans and to invest directly, differentiating it from traditional fixed income managers that only purchase securities from the secondary market. The HIT remains focused on continually building an attractive portfolio consisting of fundamentally strong construction-related multifamily investments that generate attractive yield spreads over Treasuries and other credit-equivalent mortgage investments.

2021 Q4 Portfolio Commentary

Market Data

Fourth Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	0.18%	0	7.14
Agencies	-0.53%	-18	3.98
Single family Agency MBS (RMBS)	-0.37%	-26	4.76
Corporates	0.23%	-29	8.70
Commercial MBS (CMBS)	-0.64%	-17	5.09
Asset-backed securities (ABS)	-0.57%	-12	2.33

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/30/21	12/31/21	Change
3 Month	0.033%	0.030%	-0.003%
6 Month	0.046%	0.178%	0.132%
1 Year	0.068%	0.376%	0.308%
2 Year	0.276%	0.732%	0.457%
3 Year	0.508%	0.957%	0.449%
5 Year	0.965%	1.263%	0.298%
7 Year	1.285%	1.436%	0.151%
10 Year	1.487%	1.510%	0.023%
20 Year	1.988%	1.933%	-0.055%
30 Year	2.045%	1.903%	-0.142%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2021 Q4 Portfolio Commentary

Portfolio Data as of December 31, 2021

Net Assets	$7,106.56 million
Portfolio Effective Duration	6.02 years	Convexity	0.18
Portfolio Average Coupon	2.55%	Maturity	10.40 years
Portfolio Yield to Worst[1]	1.94%	Portfolio Current Yield[1]	2.47%
Number of Holdings	939	Average Price[2]	103.49

Sector Allocations: 3

Multifamily MBS	75.76%	CMBS – Agency Multifamily*	69.45%
Agency Single-Family MBS	11.95%	Agency Single-Family MBS	11.95%
US Treasury	5.73%	US Treasury Notes/Bonds	5.73%
AAA Private-Label CMBS	1.19%	State Housing Permanent Bonds	4.72%
Multifamily Direct Const. Loans	4.24%	State Housing Construction Bonds	2.78%
Cash & Short-Term Securities	1.14%	Direct Construction Loans	4.24%
		Cash & Short-Term Securities	1.14%
		*Includes multifamily MBS (57.44%), MF Construction MBS (10.82%), and AAA Private-Label CMBS (1.19%).

Quality Distribution: [3]		Geographical Distribution of Long-Term Portfolio:[4]
US Government or Agency	86.89%
AAA	3.25%	East	18.38%
AA	4.47%	Midwest	23.14%
A	0.00%	South	12.53%
Not Rated	4.24%	West	8.01%
Cash	1.14%	National Mortgage Pools	37.94%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution based on average life:
Cash	1.14%	5-5.99 years	16.08%	0 – 1 year	3.76%
0-0.99 years	14.57%	6-6.99 years	5.83%	1 – 2.99 years	7.38%
1-1.99 years	5.00%	7-7.99 years	5.86%	3 – 4.99 years	19.03%
2-2.99 years	8.64%	8-8.99 years	9.80%	5 – 6.99 years	27.30%
3-3.99 years	8.74%	9-9.99 years	5.34%	7 – 9.99 years	30.55%
4-4.99 years	9.90%	Over 10 years	9.11%	10 – 19.99 years	9.17%
				Greater than 20 years	2.81%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

[2] Portfolio market value weighted by current face. [3] Based on total investments and including unfunded commitments. [4] Excludes cash and short-term equivalents, US Treasury and Agency securities.